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                                                                       Exh. 10.5

                    Amendment No. 1 to Development Agreement

This Amendment No. 1, dated as of July 15, 2004, by and between Omrix Biopharmaceuticals, Inc., a corporation organized under the laws of Delaware (hereinafter referred to as "Omrix"), and Ethicon, Inc., a corporation organized under the laws of New Jersey, acting by and through its Johnson & Johnson Wound Management division (hereinafter referred to as "Ethicon," together with Omrix, the "Parties" and each individually a "Party"), amends that certain Development Agreement. dated as of September 22, 2003 (as amended, the "Development Agreement"), by and between the Parties. Capitalized terms which are used herein but not defined herein, shall have the meaning assigned to such in the Development Agreement.

WHEREAS, the Parties are executing on the date of this amendment an Amendment No. 1 to the Supply Agreement to, among other things, expand, in accordance with the terms and conditions of Section 2.8(b) of the Supply Agreement, the FS2 Territory.

NOW THEREFORE, in consideration of the mutual covenants and consideration set forth herein, the Parties hereto agree as follows:

Historic Reference to ARC. The last sentence of Section 2.5 is hereby deleted.

Expansion of FS2 Territory. In connection with the expansion of the FS2 Territory and as contemplated by Section 2.8(b) of the Supply Agreement, Section 5(c) of the Development Agreement is hereby amended and restated in its entirety to read as follows:

     (c) *** dollars ($***) upon the earlier of (A) First
     Commercial Sale of FS2 in the United States or (B) forty-five (45) days after US Marketing Clearance of FS2.

Except as set forth herein, all terms, provisions and conditions of the Development Agreement shall remain in full force and effect. This amendment shall be governed by and construed in accordance with the laws of the United States of America and the State of New York without regard to conflicts of law, rules or principles and may be executed and delivered in any number of separate counterparts.

IN WITNESS WHEREOF, the Parties intending legally to be bound hereby have caused this Amendment No. 1 to Development Agreement to be duly executed as of the date first above written.

OMRIX CORPORATION                       ETHICON, INC.

                                        By: Its Johnson & Johnson Wound
                                            Management Division


By:      /s/ Authorized Officer         By:       /s/ Authorized Officer
    ---------------------------------       ------------------------------------
Name:        Authorized Officer         Name:         Authorized Officer
      -------------------------------         ----------------------------------
Title:       Authorized Officer         Title:        Authorized Officer
       ------------------------------          ---------------------------------



      PORTIONS OF THIS EXHIBIT MARKED BY AN *** HAVE BEEN OMITTED PURSUANT
       TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION.